ADVANCES TO SUPPLIERS, NET	12 Months Ended
Sep. 30, 2021
Advances To Suppliers Net
ADVANCES TO SUPPLIERS, NET

NOTE 6 –ADVANCES TO SUPPLIERS, NET

Advances to suppliers, net, consist of the following:

	September 30, 2021	September 30, 2020
Advances to suppliers for inventory raw materials	$4,094,312	$3,504,486
Less: allowance for doubtful accounts	-	(13,141)
Advances to suppliers, net	$4,094,312	$3,491,145

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 –ADVANCES TO SUPPLIERS, NET (continued)

September 30, 2020 advance to supplier balance has been fully realized by April 2021. For the balance as of September 30, 2021, approximately $4.0 million or 98.4% of advances to suppliers for inventory raw materials balances has been realized when the Company received the purchased inventory raw materials from suppliers, and the remaining balance is expected to be realized in January 2022.